Impairment review	6 Months Ended
Sep. 30, 2018
Impairment review
Impairment review

3   Impairment review

Impairment testing was performed as at 30 September 2018 and 30 September 2017. The methodology adopted for impairment testing for the six months ended 30 September 2018 was consistent with that disclosed on page 108 and pages 117 to 121 of the Group’s annual report for the year ended 31 March 2018.

For the six months ended 30 September 2018, the Group recorded impairment charges of €2.9 billion, €0.3 billion and €0.3 billion in respect of the Group’s investments in Spain, Romania and Vodafone Idea respectively. The impairment charges with respect to Spain and Romania relate solely to goodwill and the impairment charge with respect to Vodafone idea relates to the investment’s carrying value. All impairment charges are recognised in the consolidated income statement within operating (loss)/profit. The recoverable amounts for Spain and Romania are €7.3 billion and €0.7 billion respectively and are based on value in use calculations. The recoverable amount for the Group’s stake in Vodafone Idea is €1.8 billion and is based on its fair value less costs of disposal.

Following challenging current trading and economic conditions, management has reassessed the expected future business performance in Spain. Following this reassessment, projected cash flows are lower and this has led to an impairment charge with respect to the Group’s investment in Spain. The impairment charge with respect to the Group’s investment in Romania was driven by an increase in the yield on Romanian government bonds which increased the discount rate and our reassessment of the long-term growth rate applied beyond the five-year business plan.

Vodafone Idea Limited

The Group’s investment in Vodafone Idea Limited was tested for impairment at 30 September 2018 in accordance with applicable IFRS. Impairment testing was considered appropriate as a result of market conditions and a decline in the quoted share price of the company in the six months ended 30 September 2018.

The market environment in India remains highly challenging with significant pricing pressure, which has led to industry consolidation but a significantly lower level of profitability and greater pressure on financing. Management continues to consider it reasonable to assume an overall market and pricing recovery, however the timing and magnitude remains highly uncertain. Accordingly, there are a wide range of potential outcomes in deriving a current view of future business performance, cash flows and debt funding requirements for value in use purposes.

Management has concluded that the fair value less costs of disposal based on an observable share price is the appropriate basis for valuation as at 30 September 2018.

The Vodafone Idea share price as at 30 September 2018 of INR 38.55 implies a recoverable amount of INR 152 billion (€1.8 billion). As Vodafone Idea’s fair value is observable in a quoted market and the unadjusted price per share has been considered, the fair value less costs of disposal quoted above is considered to be a ‘Level 1’ valuation under the IFRS 13 fair value hierarchy.

The recoverable amount is lower than the carrying value of the investment and an impairment of €0.3 billion is required as at 30 September 2018. The impairment has been allocated against the joint venture’s carrying value recognised in the Group’s consolidated statement of financial position.

The carrying value of Vodafone ldea is dependent on a wide range of assumptions, including the level of market pricing and the realisation of anticipated merger-related operating expenses and capital expenditure synergies. Should any of the assumptions not materialise, in whole or in part, these will impact the entity's expected future cash flows and may result in a future impairment. The carrying value is also dependent on the ability of the entity to refinance its liabilities as they fall due. Should this not be achievable, this will impact the liquidity of Vodafone ldea Limited and will result in a future impairment, in whole or in part,of the Group's investment. Based solely on the closing share price of Vodafone ldea Limited on L2 November 2018, the Group's 45.2% interest would be valued at €2.0 billion.

Value in use assumptions

The table below shows key assumptions used in the value in use calculations at 30 September 2018:

	Assumptions used in value in use calculation
	Germany	Spain	Italy	Romania
	%	%	%	%
Pre-tax risk adjusted discount rate	8.1	9.5	10.2	10.2
Long-term growth rate	0.5	0.5	1.0	1.0
Projected adjusted EBITDA[1]	3.0	2.6	(2.2)	1.9
Projected capital expenditure[2]	16.5-18.8	16.7-19.1	11.9-13.3	12.0-14.6

Sensitivity analysis

Other than as disclosed below, management believes that no reasonably possible change in any of the above key assumptions would cause the carrying value of any cash-generating unit to materially exceed its recoverable amount.

The estimated recoverable amount of the Group’s operations in Germany and Italy exceed their carrying values by €8.7 billion and €2.8 billion respectively. The changes in the following table to assumptions used in the impairment review would, in isolation, lead to an impairment loss being recognised for the six months ended 30 September 2018:

	Change required for carrying value to equal
	recoverable amount
	Germany	Italy
	pps	pps
Pre-tax risk adjusted discount rate	2.4	2.6
Long-term growth rate	(2.5)	(2.7)
Projected adjusted EBITDA[1]	(5.8)	(4.7)
Projected capital expenditure[2]	19.4	12.2

The changes in the following table to assumptions used in the impairment review would, in isolation, lead to an (increase)/decrease to the aggregate impairment loss recognised in the six months ended 30 September 2018.

	Spain		Romania
	Increase by 2pps	Decrease by 2pps	Increase by 2pps	Decrease by 2pps
	€bn	€bn	€bn	€bn

Pre-tax risk adjusted discount rate	(1.6)	2.5	(0.2)	0.3
Long-term growth rate	(1.3)	2.0	(0.1)	0.2
Projected adjusted EBITDA[1]	0.9	(0.8)	0.1	(0.1)
Projected capital expenditure[2]	(0.4)	0.4	(0.1)	0.1

The carrying values for Vodafone UK, Ireland, Portugal and Czech Republic include goodwill arising from their acquisition by the Group and/or the purchase of operating licences or spectrum rights. While the recoverable amounts for these operating companies are not materially greater than their carrying value, each has a lower risk of giving rise to impairment that would be material to the Group given their relative size or the composition of their carrying value. The changes in the following table to assumptions used in the impairment review would have, in isolation, led to an impairment loss being recognised in the six months ended 30 September 2018.

	Change required for carrying value to equal the recoverable amount
	UK	Ireland	Portugal	Czech Republic
	pps	pps	pps	pps
Pre-tax risk adjusted discount rate	0.2	0.1	1.5	2.8
Long-term growth rate	(0.2)	(0.1)	(1.5)	(3.4)
Projected adjusted EBITDA[1]	(0.4)	(0.2)	(3.3)	(5.8)
Projected capital expenditure[2]	1.0	0.6	9.1	16.2

Notes:

1.    Projected adjusted EBITDA is expressed as the compound annual growth rates in the initial five years of the plans used for impairment testing.

2.    Projected capital expenditure, which excludes licences and spectrum, is expressed as the range of capital expenditure as a percentage of revenue in the initial five years for all cash generating units of the plans used for impairment testing.

VodafoneZiggo

Following the recent merger, the recoverable amount for VodafoneZiggo is not materially greater than its carrying value. If adverse impacts of economic, competitive, regulatory or other factors were to cause significant deterioration in the operations of VodafoneZiggo and the entity’s expected future cash flows, this may lead to an impairment loss being recognised.